Fees Summary	Feb. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,447,126.03
Previously Paid Amount	0
Total Fee Amount	26,401.67
Total Offset Amount	0
Net Fee	$ 26,401.67